UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd.,	Arlington,	VA	22209
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02     Results of Operations and Financial Condition.

On February 18, 2025, CoStar Group, Inc. (“CoStar Group” or the “Company”) announced its financial and operating results for the quarter and year ended December 31, 2024. The full text of the press release (the “Press Release”) issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and the Press Release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure.

CoStar Group hereby furnishes the presentation (the “Investor Presentation”) that the Company intends to use from time to time on or after February 18, 2025. CoStar Group may use the Investor Presentation with investors, analysts, lenders, insurers, vendors, clients, employees and others. The Investor Presentation is furnished herewith as Exhibit 99.2 and also will be made available on the Company’s website at costargroup.com.

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation is current as of February 18, 2025. To the extent that estimates, targets or other forward-looking statements are included in the Investor Presentation, the Company specifically disclaims any duty or obligation to publicly update or revise such information, except as required by applicable law.

The information contained in this Item 7.01 and the Investor Presentation shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference into any reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	CoStar Group, Inc. Press Release Dated February 18, 2025.
99.2	CoStar Group, Inc. Investor Presentation Dated February 18, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	February 18, 2025	/s/ Christian M. Lown

Name: Christian M. Lown
Title: Chief Financial Officer